               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION:

The following selected Unaudited Pro Forma Financial Information is based on the historical financial statements of Handheld Entertainment, Inc. ("Handheld") and
VIKA Corp. ("VIKA") and has been prepared to illustrate the effect of Handheld's acquisition of VIKA. The Unaudited Pro Forma Financial Information has been prepared treating the transaction as a recapitalization of Handheld. VIKA reports its financial results on a financial year ending December 31. The financial statements of VIKA included in the following unaudited pro forma financial information are based on the audited statements of VIKA for the twelve months ended December 31, 2005. The pro forma balance sheet gives effect to the acquisition of VIKA as if it occurred on December 31, 2005. The pro forma statements of operations give effect to the acquisition of VIKA as if it occurred January 1, 2005.

Because the selected unaudited pro forma combined financial information is based upon VIKA's financial position and operating results during periods when VIKA was not under the control, influence or management of Handheld, the information presented may not be indicative of the results that would have actually occurred had the transaction been completed at, and for the twelve months ended, December
31, 2005, as appropriate, nor is it indicative of future financial or operating results of the combined entity.

                          HANDHELD ENTERTAINMENT, INC.

           INDEX TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                         DESCRIPTION                                       PAGE
--------------------------------------------------------------------------------

Unaudited Balance Sheets as of December 31, 2005                             3

Notes to Unaudited Pro Forma Combined Balance Sheets                         4

Unaudited Statements of Operations for the Year Ended December 31, 2005      5

                                        2

                          HANDHELD ENTERTAINMENT, INC.

       UNAUDITED PRO FORMA COMBINED BALANCE SHEETS AS OF DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------------------------------

                                                                       HANDHELD        VIKA
                                                                      HISTORICAL    HISTORICAL                         HANDHELD
                                                                    ----------------------------     PRO FORMA       CONSOLIDATED
                                                                        AUDITED       AUDITED       ADJUSTMENTS        PRO FORMA
                                                                    ---------------------------------------------------------------

ASSETS
  CURRENT ASSETS:
    Cash and Cash Equivalents                                             $277,734       $3,575             $0            $281,309
    Accounts Receivable, net                                               902,492            -              -             902,492
    Inventories, net                                                       165,732            -              -             165,732
    Prepaid expenses                                                       118,354            -              -             118,354
                                                                    ---------------------------------------------------------------
  TOTAL CURRENT ASSETS                                                   1,464,312        3,575              -           1,467,887

  Fixed Assets, net                                                         27,813        2,005              -              29,818
  Capitalized Software, net                                                 10,034            -              -              10,034
  Deposit                                                                   12,394            -              -              12,394
                                                                    ---------------------------------------------------------------
TOTAL ASSETS                                                             1,514,553        5,580              -           1,520,133
                                                                    ===============================================================

LIABILITIES AND SHAREHOLDERS' DEFICIT
  CURRENT LIABILITIES
    Trade Accounts Payable                                               1,184,086        8,682              -           1,192,768
    Accrued and Other Liabilities                                          705,675            -              -             705,675
    Trade accounts and advances payable to Employees and
      Related Parties                                                    1,348,241            -              -           1,348,241
    Short term convertible and non-convertible notes and loans             109,500            -              -             109,500
    Short term notes and loans, Related Party                            3,741,049       33,600              -           3,774,649
                                                                    ---------------------------------------------------------------
  TOTAL CURRENT LIABILITIES                                              7,088,551       42,282              -           7,130,833
                                                                    ---------------------------------------------------------------
  TOTAL LIABILITIES                                                      7,088,551       42,282              -           7,130,833

    STOCKHOLDERS' DEFICIT
    Convertible Series A Preferred                                              56            -              -                  56
    Convertible Series B Preferred                                              90            -              -                  90
    Convertible Series C Preferred                                              14            -              -                  14
    Convertible Series D Preferred                                              29            -              -                  29
    Common Stock                                                               340       27,679        (27,444)                575
    Additional Paid in Capital -- Warrants and Stock Options             2,482,073            -              -           2,482,073
    Additional Paid in Capital                                           2,792,669       23,391        (60,328)          2,755,732
    Accumulated Deficit                                                (10,849,269)     (87,772)        87,772         (10,849,269)
                                                                    ---------------------------------------------------------------
   TOTAL SHAREHOLDERS' DEFICIT                                          (5,573,998)     (36,702)             -          (5,610,700)
                                                                    ---------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                             $1,514,553       $5,580             $0          $1,520,133
====================================================================================================================================

                                       3

                          HANDHELD ENTERTAINMENT, INC.

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

The unaudited pro forma balance sheet gives effect to the following unaudited pro forma adjustments:

     1.   Adjustment reflects the accounting for the effective assumption of
          VIKA's liabilities in excess of assets as a capital transaction and to revise the par value of the post-transaction outstanding common stock.

                                       4

                          HANDHELD ENTERTAINMENT, INC.

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------
                                                            HANDHELD          VIKA            PRO FORMA        HANDHELD PRO
                                                           HISTORICAL      HISTORICAL        ADJUSTMENTS          FORMA
                                                        ---------------------------------------------------------------------

    Sales                                                $   1,955,181      $  7,200              $   0        $  1,962,381

    Cost of goods sold                                       1,973,556         4,629                  -           1,978,185
                                                        ---------------------------------------------------------------------
  GROSS MARGIN                                                 (18,375)        2,571                  -             (15,804)

  COSTS AND EXPENSES
    Bad debt expense                                            19,407             -                  -              19,407
    Sales and marketing                                        788,713             -                  -             788,713
    General and administrative                               3,466,506        39,517                  -           3,506,023
    Research and development                                   992,821             -                  -             992,821
                                                        ---------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                   5,267,447        39,517                  -           5,306,964
                                                        ---------------------------------------------------------------------
  LOSS FROM OPERATIONS                                      (5,285,822)      (36,946)                 -          (5,322,768)
                                                        ---------------------------------------------------------------------
  Other income and (expense)
    Interest income                                                  -             -                  -                   -
    Interest expense                                          (141,738)            -                  -            (141,738)
                                                        ---------------------------------------------------------------------
  TOTAL OTHER INCOME/(EXPENSE)                                (141,738)            -                  -            (141,738)

  NET LOSS                                               $  (5,427,560)     $(36,946)             $   0        $ (5,464,506)
                                                        =====================================================================

NET LOSS PER SHARE - BASIC AND DILUTED                          ($1.83)                                              ($1.03)

Weighted Average shares used in computing
  basic and diluted net loss per share                       2,961,106                                            5,311,106
-----------------------------------------------------------------------------------------------------------------------------

                                       5